Van Kampen Municipal Opportunity Trust II
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security  Purcha   Size   Offeri    Total    Amount   % of    % of
Purchased    se/     of      ng    Amount of    of    Offeri   Fund   Brokers
            Trade  Offeri  Price   Offering   Shares    ng      s
            Date     ng      of               Purcha  Purcha   Tota
                           Shares               sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 City of   5/20/0    -     $103.2 $1,660,285  5,000,   0.30%   1.72    Bear,
 Houston,     4              0       ,000       000             %    Stearns &
 TX Water                                                             Co Inc,
 & Sewer                                                               Piper
                                                                     Jaffray &
                                                                     Co., Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                     Citigroup,
                                                                     JPMorgan,
                                                                        The
                                                                      Malachi
                                                                       Group
                                                                       Inc.,
                                                                       Morgan
                                                                      Stanley,
                                                                      Goldman,
                                                                      Sachs &
                                                                     Co., Banc
                                                                        One
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Estrada
                                                                     Hinojosa &
                                                                        Co.,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                     Lynch, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                      Cabrera
                                                                      Capital
                                                                      Markets
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                       Morgan
                                                                      Keegan,
                                                                     Ramirez &
                                                                     Co., Inc.

                                                                     Citigroup,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                      Goldman,
   New     10/7/0    -     $94.65 $1,468,395  1,000,   0.07%   0.34   Sachs &
  Jersey      4                      ,000       000             %       Co.,
 Economic                                                            JPMorgan,
Developme                                                               A.G.
    nt                                                                Edwards,
Authority                                                            JB Hanauer
                                                                     & Co., PNC
                                                                      Capital
                                                                      Markets,
                                                                     Ryan Beck
                                                                       & Co.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Morgan
                                                                      Keegan &
                                                                      Company,
                                                                       Inc.,
                                                                       Powell
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                     Ramirez &
                                                                     co., Inc.,
                                                                     Blaylock &
                                                                     Partners,
                                                                       L.P.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                      Inc., NW
                                                                     Capital (a
                                                                      division
                                                                     of Windsor
                                                                     Financial
                                                                      Group),
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                      Sterne &
                                                                       Agee &
                                                                       Leach,
                                                                        Inc.